Exhibit 10.1

September 29, 2004

Itron, Inc.
Attn: Marc Williams
2818 N. Sullivan Road
Spokane, WA  99216
Ph. (509) 891-3484
Fax (509) 891-3334

Re: Swap Transaction between U.S. Bank National Association ("Party A") and Itron, Inc. ("Party B")


Ladies/Gentlemen:

The purpose of this letter is to set forth the terms and conditions of the Swap transaction entered into between Party A and Party B on the Trade Date referred to below. This letter constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swap Dealers Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

     1. If Party A and Party B are parties to an Interest Rate and Currency Exchange Agreement that sets forth the general terms and conditions applicable to Swap Transactions between said parties (a "Swap Agreement"), this Confirmation supplements, forms a part of, and is subject to, such Swap Agreement. If Party A and Party B are not yet parties to a Swap Agreement, this Confirmation will supplement, form a part of, and be subject to, provisions contained or incorporated by reference in such Swap Agreement upon its execution by Party A and Party B. All provisions contained or incorporated by reference in such Swap Agreement shall govern this Confirmation, except as modified below. In addition, if a Swap Agreement has not been executed, this Confirmation will itself evidence a complete binding agreement between Party A and Party B as to the terms and conditions of the Swap Transaction to which this Confirmation relates.

     2. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Type of Transaction:                                    Interest Rate Swap

Notional Amount:                                        USD 30,000,000.00

Trade Date:                                             September 29, 2004

Effective Date:                                         October 1, 2004

Termination Date:                                       October 1, 2007, subject
                                                        to adjustment in
                                                        accordance with
                                                        the Modified Following
                                                        Business Day Convention.


Fixed Rate Payer:                                       Party B

Fixed Rate Payer Payment Dates:                         Beginning December 31,
                                                        2004 and thereafter on
                                                        the last day
                                                        of each March, June,
                                                        September and December,
                                                        subject to
                                                        adjustment in accordance
                                                        with the Modified
                                                        Following
                                                        Business Day Convention.

Fixed Rate:                                             3.26%

Fixed Rate Day Count Fraction:                          Act/360

Floating Rate Payer:                                    Party A

Floating Rate Payer Payment Dates                       Beginning December 31,
                                                        2004 and thereafter on
                                                        the last day
                                                        of each March, June,
                                                        September and December,
                                                        subject to
                                                        adjustment in accordance
                                                        with the Modified
                                                        Following
                                                        Business Day Convention.

Floating Rate for initial Calculation Period:           2.00563%

Floating Rate Option:                                   USD-LIBOR-BBA
                                                        (Telerate 3750)

Floating Rate Day Count Fraction:                       Act/360

Designated Maturity:                                    3 Month

Spread:                                                 None

Reset Dates:                                            Beginning December 31,
                                                        2004 and thereafter on
                                                        the last day
                                                        of each March, June,
                                                        September and December,
                                                        subject to
                                                        adjustment in accordance
                                                        with the Modified
                                                        Following
                                                        Business Day Convention.

Reset Business Days:                                    London

Calculation Agent:                                      U.S. Bank National
                                                        Association

Compounding:                                            Inapplicable

Payments to Fixed Rate Payer:                           Credit DDA #
                                                        (Please Provide)

Payments to Floating Rate Payer:                        Debit DDA #
                                                        (Please Provide)

Payment Business Days:                                  New York and London

     3. In connection with this Confirmation, the Transaction to which this Confirmation relates and any other documentation relating to the Agreement, each party to this Confirmation represents and acknowledges to the other party that:

     i. it has no recourse and is not relying upon any legal, tax, regulatory, accounting or other advice, statements or recommendations (whether written or oral) of the other party regarding such Transaction, other than the written representations expressly made by that other party in the Agreement and in the Confirmations in respect of such Transaction;

     ii. it has the capacity to evaluate (internally or through independent professional advice) such Transaction (including decisions regarding the appropriateness or suitability of such Transaction) and has made its own decision to enter into such Transaction;

     iii. it understands the terms, conditions and risks of such transaction and is willing to accept those terms and conditions and to assume (financially and otherwise) those risks;

     iv. it is entering into such Transaction as principal and not as agent for any other party;

     v. it acknowledges and agrees that the other party is not acting as a fiduciary or advisor to it in connection with such Transaction;

     vi. it acknowledges that U.S. Bank National Association has advised counterparty to consult its own tax, accounting and legal advisors in connection with this transaction evidenced by this confirmation and that it has done so; and

     vii. it is entering into such Transaction for the purpose of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business, and not for purposes of speculation.


     Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Confirmation enclosed for that purpose and returning it to us.


                                         U.S. Bank National Association


                                         /s/ Christopher D. Thornton
                                         ---------------------------
                                         By: Christopher D. Thornton
                                         ---------------------------
                                         Title: Treasury Officer

Accepted and confirmed as of the date first above written:

Itron, Inc.



By:  /s/ David G. Remington
-------------------------------------------------------
Title:  VP & CFO